Filed pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement dated April 14, 2014

To

Prospectus dated November 1, 2013

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated November 1, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the indicated section of the Prospectus as follows:

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The “Liquidity and Capital Resources” subsection of the Prospectus is amended by

•	replacing the second paragraph under the section captioned “Credit Facilities” and subheading “Senior Secured Credit Facility” with the following:

The Senior Secured Credit Facility includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $600 million and on April 4, 2014, (the “Increase Date”) pursuant to the JPM Credit Agreement, we entered into an agreement (the “Commitment Increase Agreement”) with JPMorgan Chase Bank, N.A. to increase the aggregate amount of the Senior Secured Credit Facility by $170 million for a total Senior Secured Credit Facility size of $490 million as of the Increase Date. No other terms of the JPM Credit Agreement were modified.